FIRST AMENDMENT

                                       TO

                       MORTGAGE LOAN WAREHOUSING AGREEMENT


               First Amendment, dated as of August 24, 1998 to the Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (the "Loan Agreement"), by and among HomeGold, Inc., a South Carolina corporation (the "HomeGold"), Carolina Investors, Inc., a South Carolina corporation ("Carolina" and together with HomeGold, each a "Borrower" and collectively, the "Borrowers"), the lenders listed on Schedule I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders" and together with the Continuing Lenders, each a "Lender" and collectively the "Lenders"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Agent").

               The Borrowers, the Lenders and the Agent desire to (i) add the Additional Lenders as parties to the Loan Agreement and (ii) amend certain other terms and conditions hereafter set forth. In addition, the Continuing Lenders wish to assign a portion of their interests in the Total Commitment and the Loans outstanding under the Loan Agreement to the Additional Lenders and the Additional Lenders wish to accept such assignments.

               Accordingly, the Borrowers, the Agent and the Lenders hereby agree as follows:

               1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

               2. Wet Mortgage Loan Sublimit. Article XI to the Loan Agreement is hereby amended to include a defined term of "Wet Mortgage Loan Sublimit" therein to read as follows:

                      "'Wet Mortgage Loan Sublimit' shall mean, at the time of determination, the maximum amount of Wet Mortgage Loans that qualify for inclusion in the Borrowing Base, as determined in accordance with the proviso to subparagraph (n) of the definition of 'Eligible Mortgage Loan'."

               3. Majority Lenders. The definition of the term "Majority Lenders" set forth in Article XI to the Loan Agreement is hereby amended in its entirety to read as follows:

                      "'Majority Lenders' shall mean (i) prior to the occurrence of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66-2/3%) of the Total Commitment, and (ii) after the occurrence and during the continuance of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66-

        2/3%) of the Loans outstanding under the Agreement, provided that, with respect to (i) and (ii) above, until such time as the Pro Rata Share of CIT is less than sixty-six and two-thirds percent (66-2/3%), CIT shall not constitute the Majority Lender without being joined by one additional Lender.

               4. Amendments and Waivers. Section 10.03 of the Loan Agreement is hereby amended by deleting the reference to "Section 10.08" set forth in clause
(v) of Section 10.03 and substituting in its place a reference to "Section
9.08".

               5. Confidentiality. Section 10.15 of the Loan Agreement is hereby amended by deleting the third sentence thereof and substituting in its place the following:

                      "Subject to the other provisions of this Section 10.15, each Lender and the Administrative Agent may disclose confidential information to its Affiliates or any of its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender, its Affiliates or the Administrative Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender."

               6. Assignments. (a) On and as of the Amendment Effective Date (as hereinafter defined), each of the Continuing Lenders shall assign and each of the Additional Lenders shall purchase, at the principal amount thereof, such interests in the Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans outstanding will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Total Commitment, as set forth in Annex I to this Amendment. Such assignments and purchases shall be without recourse, representation or warranty, except that (i) each Continuing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien and (ii) paragraphs 2 (other than clauses (i) and (v) of the first paragraph thereof), 4 and 5 of Exhibit F to the Loan Agreement are hereby incorporated by reference as if set forth herein and each Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

                      (b) On the Amendment Effective Date (i) the Additional Lenders shall pay the purchase price for the Loans purchased by it pursuant to paragraph (a) of this Section 6 by wire transfer of immediately available funds to the Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Agent shall promptly pay to each Continuing Lender, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by such Lender.

                      (c) The Borrowers hereby consent to the assignments and purchases provided for in paragraphs (a) and (b) of this Section 6 and agree that each Additional Lender shall have all of the rights of a Lender under the Loan Agreement with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Amendment Effective Date, each Additional Lender will be a party to the Loan Agreement, agrees to be bound by the terms and conditions of the Loan Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Loan Agreement and the Loan Documents.

               6. Delivery of Notes. The Continuing Lenders shall deliver to the Agent, for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Continuing Lenders under the Loan Agreement (collectively, the "Old Notes"), which Old Notes are hereby deemed cancelled effective from delivery of the New Notes to the Agent. The Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to Section 2.02 of the Loan Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Total Commitment, as set forth in Annex I to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

               7. Accrued Interest and Fees. At the times and pursuant to the terms contained in the Loan Agreement, the Agent will pay all accrued interest and all fees payable pursuant to Section 2.07(e) of the Loan Agreement to the Lenders entitled thereto after giving effect to the assignments and purchases made pursuant to Section 6 above.

               8. Schedule. Schedule I to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

               9. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                             (i) The representations and warranties contained in this Amendment and in Article V of the Loan Agreement shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                             (ii) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers and each of the Lenders.

                             (iii) The Agent shall have received the New Notes, duly executed by each of the Borrowers.

                             (iv) The Agent shall have received an
        acknowledgment and consent to this Amendment, substantially in the form of Annex II attached hereto, duly executed by EGI and EMC-TN.

                             (v) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

               10. Representations and Warranties. Each of the Borrowers represents and warrants to the Lenders as follows:

                      (a) Each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, the New Notes, all other documents executed by it in connection with this Amendment, and to perform the Loan Agreement, as amended hereby.

                      (b) The execution, delivery and performance by the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any of such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to any Borrower's property.

                      (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Borrowers of the Loan Agreement as amended hereby.

                      (d) This Amendment and the Loan Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                      (e) The representations and warranties contained in
Article V of the Loan Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date.

               11. Continued Effectiveness of Loan Agreement. Each of the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this

Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

               12.    Miscellaneous.

                      a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                      b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                      c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                      d. The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            HOMEGOLD, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            CAROLINA INVESTORS, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            AGENT AND LENDER
                                            ----------------

                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                              as Agent

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                      LENDERS

                                      DEUTSCHE FINANCIAL SERVICES CORPORATION


                                      By:
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------

                                      Address:
                                      3225 Cumberland Boulevard, Suite 700
                                      Atlanta, GA 30339
                                      Attn:  William D. Kearney
                                             Senior Vice President
                                      Telephone:  (770) 933-8824
                                      Telecopier:  (770) 933-2993

                                      Wiring Instructions:
                                      SunTrust Bank, N.A. (Atlanta, GA)
                                      ABA #:  061-000-104
                                      AC#:  8801873384
                                      REF:  HomeGold

                                      BNY FINANCIAL CORPORATION


                                      By:
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------

                                      Address:
                                      1290 Avenue of the Americas
                                      New York, New York  10104
                                      Attn:  Frank Imperato
                                             Vice President
                                      Telephone:  (212) 408-7026
                                      Telecopier:  (212) 408-7162

                                      Wiring Instructions:
                                      The Bank of New York
                                      101 Barclay Street, New York, NY
                                      ABA #:  021-000-018
                                      AC#:  8090653114
                                      REF:  HomeGold, Inc.
                                      ATTN:  Frank Imperato
                                             Vice President

                                   SCHEDULE I


CONTINUING LENDERS:
-------------------

The CIT Group/Business Credit, Inc.



ADDITIONAL LENDERS:
-------------------

Deutsche Financial Services Corporation
BNY Financial Corporation

                                     ANNEX I


                                   SCHEDULE I
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998


                               Commitment Schedule
                               -------------------

      Lender                            Maximum Commitment               Percentage Share
      ------                            ------------------               ----------------

The CIT Group/Business Credit,              $150,000,000.00                   75.00%
Inc.

Deutsche Financial Services                   25,000,000.00                   12.50%
Corporation

BNY Financial Corporation                     25,000,000.00                   12.50%
                                              =============                   ======



TOTAL COMMITMENT                            $200,000,000.00                   100.00%

                                    ANNEX II


                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------


               The undersigned (each a "Loan Party"), each as a party to one or more Loan Documents, as defined in the Mortgage Loan Warehousing Agreement dated as of June 30, 1998 (the "Loan Agreement"), by and among HomeGold, Inc., Carolina Investors, Inc., the lenders parties thereto (the "Lenders"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Agent"), each hereby (i) acknowledges and consents to the First Amendment dated the date hereof (the "Amendment", all terms defined therein being used herein as defined therein) to the Loan Agreement; (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Documents to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by the Amendment; and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the obligations of the Loan Party from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for, in addition to the other obligations secured thereby, all obligations of such Loan Party outstanding upon the taking effect of the Amendment.

Dated:  August __, 1998

                                            HOMEGOLD FINANCIAL, INC.
                                            (f/k/a Emergent Group, Inc.)



                                            By: ________________________
                                            Title: _______________________


                                            EMERGENT MORTGAGE CORPORATION
                                              OF TENNESSEE



                                            By: ________________________
                                            Title: _______________________